SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

ASIA TIME CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASIA TIME CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asia Time Corporation, a Delaware corporation (the “Company”), to be held at the Tang Room II, 3/F, Sheraton Hong Kong Hotel & Towers located at 20 Nathan Road, Tsim Sha Tsui, Kowloon, Hong Kong on September 27, 2008 at 10 a.m. Hong Kong local time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect following persons to serve as directors:

Kwong Kai Shun
Michael Mak
Siu Po Lee
Dr. Ching Wah Leung
Wu Hok Lun

2.	To ratify the appointment of Dominic K.F. Chan & Co. as the independent registered public accounting firm of the Company for the year ending December 31, 2008;

3.	To approve the Asia Time Corporation 2008 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The board of directors recommends a vote “for” the director nominees and for each proposal listed above.

The board of directors has fixed the close of business on August 25, 2008 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report to Stockholders for the year ended December 31, 2007 is enclosed with this notice. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation.

FOR THE BOARD OF DIRECTORS

Chief Executive Officer and Chairman of the
Board of Directors

Dated: September 3, 2008
Kowloon, Hong Kong

ASIA TIME CORPORATION

PROXY STATEMENT

For Annual Meeting to be Held on
September 27, 2008, 10 a.m., Hong Kong local time

This proxy statement is delivered to you by Asia Time Corporation (“we,” “us,” the “Company,” or “Asia Time”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held on September 27, 2008 at the Tang Room II, 3/F, Sheraton Hong Kong Hotel & Towers located at 20 Nathan Road, Tsim Sha Tsui, Kowloon, Hong Kong on September 27, 2008 at 10 a.m. Hong Kong local time (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is September 5, 2008.

The purpose of the Annual Meeting is to seek stockholder approval of three proposals: (1) electing five directors to the board of directors; (2) ratifying the appointment Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and (3) approving the Asia Time Corporation 2008 Equity Incentive Plan.

Annual Report

Our annual report to stockholders for the year ended December 31, 2007 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on August 25, 2008 (“the Record Date”) will be entitled to vote at the Annual Meeting. There were 26,570,677 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for (1) the election of the nominees for director named herein; (2) the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and (3) the approval of the Asia Time Corporation 2008 Equity Incentive Plan. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

Effect of Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under American Stock Exchange rules, brokers that hold shares of our common stock in “street” name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers.

Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have no effect on the election of the director nominees, but will be counted as votes against the ratification of the appointment of Dominic K.F. Chan & Co. and the approval of the Asia Time Corporation 2008 Equity Incentive Plan. Brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of the appointment of our independent registered public accounting firm; however, brokers that do not receive instructions are not entitled to vote on the approval of the 2008 Equity Incentive Plan. Any broker “non-votes” will have no effect on the outcome of the matter (i.e. they will be neither a vote “for” nor a vote “against” the proposal).

Revoking Your Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company. In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Asia Time registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or call or write us at the following address or phone number: Asia Time Corporation, Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong, by telephone at (852)-23100101. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, to the extent that the executive officers and directors are eligible to receive awards under the 2008 Equity Incentive Plan, and with respect to each director, to the extent that a director is named as a nominee for election to the board of directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

The Company currently has five authorized members on its board of directors. The Company’s Bylaws give the board of directors the authority to establish, increase or decrease the number of directors. The nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Kwong Kai Shun, Michael Mak, Siu Po Lee, Dr. Ching Wah Leung and Wu Hok Lun, all of whom currently serve on the Board of Directors and advised the Company of their willingness to serve as a member of the Company’s board of directors if elected. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2009 or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE REAPPOINTMENT OF DOMINIC K.F. CHAN & CO.

 The Audit Committee has recommended the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Dominic K.F. Chan & Co. has served as the Company’s independent accountant since February 23, 2007. Dominic K.F. Chan & Co. previously served as the independent registered public accounting firm of the Company’s wholly-owned subsidiary, Times Manufacture & E-Commerce Corporation Limited. The stockholders are being requested to ratify the reappointment of Dominic K.F. Chan & Co. at the Annual Meeting.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2007 and 2006

During the fiscal years ended December 31, 2007 and 2006, we retained Dominic K.F. Chan & Co., Certified Public Accountants to provide services as follows:

	Fees for the Year Ended December 31,
Service	2007	2006
Audit fees (1)	$81,864	$62,695
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	–	–
Total audit and non-audit fees	$81,864	$62,695

(1)
These are fees for professional services performed by Dominic K.F. Chan & Co., Certified Public Accountants, for the audit of our annual financial statements, review of our quarterly reports, and review of our Registration Statements.

(2)
No fees were billed for each of fiscal year 2007 and fiscal 2006 for assurance and related services by the principal accountant reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	There were no tax return preparation fees for fiscal 2007 and fiscal 2006 paid to our principal accountants.

(4)	No fees were billed for each of fiscal 2007 and fiscal 2006 for products and services provided by the principal accountant.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, including tax services, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval shall include pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Vote Required

The affirmative vote of a majority of all votes cast or represented by proxy at the Annual Meeting is required to ratify the appointment Dominic K.F. Chan & Co. as Asia Time’s independent registered public accounting firm. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of a quorum.

PROPOSAL NO. 3

APPROVAL OF THE ASIA TIME CORPORATION 2008 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE
ASIA TIME CORPORATION 2008 EQUITY INCENTIVE PLAN.

The board of directors of the Company approved of the Asia Time Corporation 2008 Equity Incentive Plan (the “Incentive Plan”) and recommend that the stockholders of Asia Time approve and adopt the Incentive Plan. The Incentive Plan will become effective upon approval by the stockholders. Stockholder approval of the Incentive Plan is desired, among other reasons, to meet the listing requirements of the American Stock Exchange.

The material features of the Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement.

Purpose of the Equity Incentive Plan

The purpose of the Incentive Plan is to provide additional incentive to our officers, directors, other key employees and significant consultants by encouraging them to invest in shares of our common stock, and thereby acquire a proprietary interest in Asia Time and an increased personal interest in our continued success and progress. The adoption of such a plan will enable us to provide additional compensation to our directors, officers and other employees to recognize and reward contributions to our success.

Administration

The Incentive Plan is administered by the Company’s board of directors or any committee of the board of directors to which the board of directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the Incentive Plan (the “Plan Administrator”). The Plan Administrator has the authority to:

(i)	select the participants to receive option grants or stock issuances;

(ii)	fix the number of shares purchasable by each participant;

(iii)	establish the vesting schedule to be in effect for the option grant or the issued shares; and

(iv)	determine whether a granted option is to be an incentive stock option or a non-statutory option under the U.S. Federal tax laws.

Principal Features of the Equity Incentive Plan

The Incentive Plan has been structured so as to provide us with maximum flexibility in designing equity incentives for our executive officers and other employees, the non-employee members of our Board of Directors and independent consultants in Asia Time’s service. Our Board of Directors, as Plan Administrator, may make grants under the Incentive Plan in the form of long-term option grants (through the option grant program) or through immediate stock issuances of vested or unvested shares of our common stock (through the stock issuance program). The Incentive Plan and supporting notice of grant, option agreement and stock purchase agreement documents are attached hereto as Appendix A.

Option Grant Program

Grants under the option grant program may be structured as installment options which become exercisable for vested shares over the optionee's period of service or as immediately exercisable options for unvested shares which will be subject to repurchase by Asia Time, at a price per share equal to the lower of the exercise price paid per share or the fair market value per share upon the optionee's termination of service prior to vesting in those shares. Immediately exercisable options provide the opportunity for an early exercise so that the capital gain holding period for the purchased shares can start before those shares actually vest. The exercise price for stock options will be determined by the board of directors in its discretion, but may not be less than 100% of the closing sale price of one share of the Company’s common stock on the American Stock Exchange (or any other applicable exchange on which the stock is listed) on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the closing sale price of one share of common stock on the date the stock option is granted.

The Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each option grant (including grant date, exercise price, number of shares and vesting schedule), to be used with a standard form of option grant agreement, also included in the Incentive Plan documents. Each option is to have a maximum term of ten (10) years (except that the exercise period of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant may not exceed five years), subject to earlier termination in the event the optionee leaves the Company's service. Accordingly, the optionee will have up to a thirty (30)-day period following termination of service (for reasons other than death or disability) in which to exercise the option. This period will be extended to six (6) months if the optionee's service terminates by reason of disability, and in the event of the optionee's death, the personal representative of the optionee's estate (or the person inheriting the option) will have up to a six (6)-month period following the optionee's death in which to exercise the option. In no event may the options be exercised after the scheduled expiration date of the options.

To exercise the option, the optionee must execute a stock purchase agreement and pay the exercise price for the purchased shares. Payment is to be made in cash; however, the Plan Administrator may also permit the optionee to deliver a full-recourse interest-bearing promissory note for the purchased shares payable in one or more installments from individuals other than any executive officer and director of the company, or the exercise price may be paid in shares of our common stock, or through the optionee's participation in a same-day sale program. Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes. The stock purchase agreement will provide Asia Time with the right to repurchase at a price per share equal to the fair market value per share any unvested shares held by the optionee at the time of his or her termination of service with the Company or its subsidiaries. The applicable vesting schedule will be set forth in the Notice of Grant applicable to the particular option grant. In the event of a change in control of Asia Time, the Plan Administrator, in its sole and absolute discretion, may take any one or more of the following actions: (i) provide that all outstanding repurchase rights will terminate, (ii) provide that all repurchase rights are assigned to the successor corporation, or (iii) provide that some or all unvested shares will be repurchased. One or more repurchase rights outstanding under the Incentive Plan may be structured so that those rights will subsequently lapse (and the option shares will immediately vest) upon an involuntary termination of the optionee's service within eighteen (18) months following the effective date of a change in control in which the repurchase rights are assigned to the successor corporation or otherwise continued in effect.

In the event of a change in control of Asia Time, the Plan Administrator, in its sole and absolute discretion, may also take any one or more of the following actions: (i) provide for acceleration of vesting of all options, (ii) provide that the options will be assumed by the successor corporation, (iii) provide for the termination of all options, or (iv) provide that the options will be replaced by a cash incentive program. The Plan Administrator will have the discretion to structure one or more option grants under the Incentive Plan so that the shares subject to those options will immediately vest in the event the optionee's service is involuntarily terminated within up to eighteen (18) months following a change in control in which Asia Time's repurchase rights are assigned or continued in effect, and the optionee would then have a one-year period to exercise the accelerated options for fully-vested shares. It is anticipated that this special vesting acceleration provision would be made available only on a limited case-by-case basis. A change in control will be deemed to occur in the event the Company is acquired by a merger or asset sale or in the event the stockholders transfer ownership of more than fifty percent (50%) of the outstanding voting securities.

Stock Issuance Program

The stock issuance program allows eligible persons to purchase shares of common stock at fair market value or at a discount of up to fifteen percent (15%) of fair market value. Additionally, in the case of shares granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the purchase price may not be less than 100% of the closing sale price of one share of common stock on the date the stock is granted. The shares may be fully vested when issued or may vest over time as the recipient provides services or as specified performance objectives are attained. In addition, shares of common stock may be issued as bonus awards in recognition of services rendered to Asia Time, without any cash outlay required of the recipient.

The Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each restricted stock grant (including grant date, price, number of shares and vesting schedule), to be used with a standard form of stock issuance agreement, which includes the same repurchase rights summarized above for the form of stock purchase agreement under the option grant program. The Incentive Plan provides for the surrender and cancellation of unvested shares of common stock upon the participant’s termination of service or failure to attain performance objectives, unless waived by the Plan Administrator which results in the immediate vesting of the participant’s interest in the shares as to which the waiver applies.

Eligibility and Limitation on Awards

The Plan Administrator may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. As of June 30, 2008, the Company had 41 employees.

The maximum awards that can be granted under the Incentive Plan to a single participant in any calendar year will be 2,000,000 shares of common stock.

Shares Subject to the Incentive Plan

An aggregate of 2,500,000 shares of the Company’s common stock are reserved for issuance and available for awards under the Incentive Plan, including incentive stock options granted under the Incentive Plan. As of the date hereof, no awards have been granted under the Incentive Plan.

Tax Consequences of the Equity Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

The Incentive Plan provides for the issuance of incentive stock options and non-statutory options, which may have different tax consequences to the optionee on the basis of his or her particular tax situation.

Incentive Stock Options

Incentive stock options are not subject to tax at the time of grant or at the time of exercise. However, the excess of the fair market value of the purchased shares at time of exercise over the exercise price is includible in income for alternative minimum tax purposes. Upon the sale or other disposition of the incentive option shares, the optionee will recognize income equal to the excess of the sale proceeds or other amount realized over the exercise price. The gain (or loss) will be long-term, provided the disposition occurs more than two (2) years after the grant date and more than one (1) year after the exercise date. Asia Time will not be entitled to a deduction in connection with the exercise of an incentive option unless the acquired shares are sold within two (2) years after the grant date or within one (1) year after the exercise date.

Non-Statutory Options

Non-statutory options are not taxable at the time of grant. Upon exercise, the optionee will recognize ordinary income with respect to any vested shares purchased under the option. Such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares. Taxable income will be recognized on the balance of the shares, as the optionee vests in those shares, in an amount equal to the spread between the value of those shares on the vesting date and the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the option is exercised for unvested shares subject to Asia Time's repurchase right. The election must be filed with the Internal Revenue Service (“IRS”) within thirty (30) days after exercise. If the election is made, the optionee will recognize taxable income equal to the excess of the fair market value of the unvested shares on the exercise date over the exercise price paid for such shares. No additional income will be recognized as those shares subsequently vest. Asia Time will, in general, be entitled to a deduction at the time or times the optionee recognizes income with respect to the shares acquired under his or her non-statutory option. The deduction will be equal to the amount of income so recognized.

Stock Grants

An individual who is issued vested shares of common stock under the stock issuance program will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares. Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

An individual who is issued unvested shares of common stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price paid for such shares. Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest. Such election must be filed with the IRS within thirty (30) days after the purchase of the unvested shares. Asia Time will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Transferability of Shares

Shares of common stock acquired upon exercise of an option or as a stock issuance pursuant to the Incentive Plan will be deemed to be “restricted securities” as defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until such time as the shares to be issued pursuant to the Incentive Plan are registered by us under the Securities Act.

Amendment and Termination

The board of directors may at any time amend or terminate the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Incentive Plan without the consent of the recipient. No awards may be made under the Incentive Plan after the tenth anniversary of its effective date.

Effective Date

The Incentive Plan will become effective upon approval by the stockholders of the Company. If not approved by the stockholders, the Incentive Plan will not be adopted.

No Appraisal Rights

Under the Delaware Code, stockholders are not entitled to appraisal rights with respect to the adoption of an equity incentive plan, and we will not independently provide stockholders with any such right.

Stockholder Vote Required to Adopt Equity Incentive Plan

Approval of the Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of a quorum. If the stockholders do not approve the Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement are as follows:

Name	Age	Position
Kwong Kai Shun.	45	Chief Executive Officer and Chairman of the Board and director nominee
King Wai Lin	41	Chief Financial Officer
Michael Mak	61	Corporate Secretary, Director and director nominee
Siu Po Lee	39	Director and director nominee
Dr. Ching Wah Leung..	49	Director and director nominee
Wu Hok Lun	51	Director and director nominee

Kwong Kai Shun has been the Chairman of the Board and Chief Executive Officer of our company since 2002. Mr. Kwong also served as the Chief Financial Officer from 2002 to April 2008. Mr. Kwong was educated in Hong Kong, receiving a Post-Secondary Diploma in 1983. He started his career with Wah Kwong Hon Trading Ltd. In 1983; when he left four years later, he was sales manager for the optical and eyewear company. He held management positions with Zeiss Optical Co. and Wing Hing Optical Co. Ltd., which were eyewear and lenses trading companies, for the next four years. Zeiss was a public company listed in Germany. In 1991, he founded and served as Managing Director for Song Lam Industrial Ltd., which was engaged in the watch movement trading business, where he developed his network of contacts and connections throughout China and Southeast Asia. He joined Stanford International Holdings in 1999 and was part of management of BonusAmerica and resigned in 2005.

King Wai Lin has served as our Chief Financial Officer since April 2008. Mr. Lin is a Certified Public Accountant in Hong Kong and prior to his appointment as an executive officer of our company, he served as a sole proprietor of accounting services. From 2003 to 2006, Mr. Lin served as a Senior Manager of Hong Kong Great Wall Certified Public Accountant Limited, where he was responsible for tax compliance and planning, insurance company audits, U.S. initial public offerings (“IPOs”) and due diligence for mergers and acquisitions in China. Prior to that, he served as a Manager at Moores Rowland form 2001 to 2003 where he was in charge of audit advisory for companies listed on the Hong Kong stock exchange, including Hong Kong IPOs. Mr. Lin also served in senior financial roles at Deloitte Touche Tohmatsu from 1997 to 2001, and private accounting firms Kwan Wong Tan & Fong CPA from 1992 to 1997 and Li Tan Chen CPA from 1989 to 1992. Mr. Lin received a Certificate of Accountancy in 1991 from the Kwai Chung Vocational Institute. Mr. Lin is a practicing member of the Hong Kong Institute of Certified Public Accountants, a member of the Chartered Association of Certified Accountants and a member of the Hong Kong Taxation Association.

Michael Mak has been Director of our company since 2005 and has served as corporate secretary since 2007. Mr. Mak currently serves as President, CEO and a Director of Asia Global Holdings Corp. (formerly BonusAmerica Worldwide Corp.) (OTCBB: AAGH), an E-Commerce and direct marketing firm providing online shopping. An independent entrepreneur, Mr. Mak founded Stanford International Holding Corporation in 1999 and Asia Global Holdings in 2002. He ran eCommerce, a direct marketing firm, from 1999 to present. Mr. Mak started his business career after high school at Berlin & Company (Hong Kong), a financial company, in 1963 as a foreign exchange dealer. He was promoted to Manager five years later, and made Associate Partner in 1972. He managed the organization until 1985 when he immigrated to the USA. He subsequently founded and managed the following corporations: Triwell International Corporation, 1985 to 2005, an importer and wholesaler of general merchandise; Unitex Trading Corporation, 1987 to present, a designer and manufacturer of brand-name leather goods and watches, wholesaling to department stores and specialties stores throughout North America; and Dingbats Inc., 1995 to present, a designer and importer of timepieces and licensed watches to discount stores.

Dr. Ching Wah Leung (Tony) has served as a director of our company since January 2008. Since May 2006, Mr. Leung has been the General Manager of Techtronics Industries Ltd. From 2002 to 2006, Dr. Leung was an Adjunct Professor at the Graduate School of Engineering at the University of Bridgeport in Connecticut. Additionally, from June 2000 to April 2006, Dr. Leung was the Program Manager for Johnson Electric (USA) Corp. (OTCBB:JELCY), a provider of motion subsystems and motion components for automotive and industrial applications. From 1999 to 2000, Dr. Leung served as the Senior Factory Manager for Johnson Electric (China) Ltd. Dr. Leung received a Ph.D. in Manufacturing Strategy from the University of Wales, Swansea in the United Kingdom in 1997 and an MBA from the University of Macau in 1986. Additionally, Dr. Leung has a diploma in Electronics Engineering form the Hong Kong Polytechnic University and a diploma in Computer Programming and Internet Application from the Institute for Computer Studies in Canada.

Siu Po Lee (Simon) has served as a director of our company since January 2008. Since September 2006, Mr. Lee has served as a lecturer in the Department of Accountancy and Law at Hong Kong Baptist University, serving as the Assistant Director of the Centre for Corporate Governance and Financial Policy since June 2007. From September 1999 to August 2006, Mr. Lee served as an instructor at the School of Accountancy at the Chinese University of Hong Kong. Since January 2007, Mr. Lee has served as a director of Infosmart Group, Inc. (OTCBB: IFSG), a developer of recordable digital versatile disc media. Mr. Lee received an M.S. in Computer Science from the Open University of Hong Kong in 2002, an MBA from the Chinese University of Hong Kong in 1992, and a B.S. in Physics from the Chinese University of Hong Kong in 1990.

Wu Hok Lun (Benson) has served as a director of our company since January 2008. Since May 2005, Mr. Wu has served as a director of Woo Ping Investments, Ltd. (HK), a real estate management firm. Since July 2004, Mr. Wu has also served as a director of Hainan New Meyer Industry Ltd., China, a manufacturer of motor vehicle lubricants. Additionally, Mr. Wu has been a director of Hong Kong Kentford Ltd., HK, a company involved in the trading of motor lubricant, since March 2003; a director of Meyer Technology International Ltd., HK, since July 1997; a director of Meyer International Ltd., HK, a pharmaceutical exporter since February 1995; a director of Nidoway Investment Ltd., HK, a pharmaceutical wholesaler and exporter since August 1992; and a director of Meyer Pharmaceuticals Ltd., HK, a pharmaceutical manufacturer since January 1990. Mr. Wu received a B.S. in 1982 from the School of Pharmacy at Brighton Polytechnic in the United Kingdom (now known as the University of Brighton). Mr. Wu is a registered Pharmacist in Hong Kong and the United Kingdom.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

Our board of directors has adopted a code of ethics, which applies to all our directors, officers and employees. Our code of ethics is intended to comply with the requirements of Item 406 of Regulation S-K. Our code of ethics is posted on our Internet website at www.asiatimecorp.com. We will provide our code of ethics in print without charge to any stockholder who makes a written request to: Corporate Secretary, Asia Time Corporation, Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong. Any waivers of the application and any amendments to our code of ethics must be made by our board of directors. Any waivers of, and any amendments to, our code of ethics will be disclosed promptly on our Internet website.

Director Independence

Subject to certain exceptions, under the listing standards of the American Stock Exchange (“AMEX”), a listed company’s board of directors must consist of a majority of independent directors. Although we are eligible for an exemption from this requirement because we are considered a “controlled company” pursuant to Section 801(a) of the AMEX Company Guide as one of our shareholders owns more than 50% of our voting power, we have a majority of independent directors. Our Board of Directors has determined that three of the five members of our Board of Directors are independent under the listing standards of AMEX, as follows: Siu Po Lee, Dr. Ching Wah Leung, and Wu Hok Lun.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

None of the nominees nor any director or executive officer has been involved in the certain legal proceedings listed in Item 401 of Regulation S-K.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2007, the board of directors met four times. Each current director who was on the board during 2007 attended at least 75% of the aggregate number of meetings held by the board of directors.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders.

Board Committees

Audit Committee

We established our audit committee in January 2008. The audit committee consists of Siu Po Lee, Dr. Ching Wah Leung, and Wu Hok Lun, each of whom is an independent director. Siu Po Lee serves as the Chairman of the audit committee and is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the audit committee is to represent and assist our board of directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The audit committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The audit committee charter is posted in the corporate governance section of the Company’s Web site located at www.asiatimecorp.com.

Our Board of Directors does not maintain a separate nominating or compensation committee. Functions and duties customarily performed by such committees are performed by a majority of our independent directors in compliance with the requirements for listing on AMEX. Such responsibilities include:

•
The design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of any equity incentive plans, including the approval of grants under any such plans to our employees, consultants and directors.

•	The review and determination of compensation of our executive officers, including our Chief Executive Officer.

•
The selection of director nominees, the approval of director nominations to be presented for shareholder approval at our annual general meeting and filling of any vacancies on our board of directors, the consideration of any nominations of director candidates validly made by shareholders, and the review and consideration of developments in corporate governance practices.

The Director Nomination Process

Our Board of Directors considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director. The value of diversity on the board should be considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. Additionally, the Board of Directors considers the respective qualifications needed for directors serving on various committees of the board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board of Directors considers the appropriate mix of skills and experience and background needed for members of the board and for members of each of the board’s committees, so that the board and its committees have the necessary resources to perform their respective functions effectively. The Board of Directors also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board of Directors will consider the existing director’s performance on the board and on any committee on which such director serves, which will include attendance at board and committee meetings.

Director Nominees by Stockholders. The Board of Directors will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the board of directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board of Directors in the same manner as are other possible candidates.

Compensation Committee Interlocks and Insider Participation

We do not maintain a separate compensation committee. The independent members of the Board of Directors include the following three Board members: Siu Po Lee, Dr. Ching Wah Leung, and Wu Hok Lun. None of the independent directors is a former or current officer or employee of Asia Time or had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. No interlocking relationship exists between our board of directors and the board of directors or compensation committee of any other company.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

We do not maintain a separate compensation committee. The functions and duties customarily performed by such a committee are performed by a majority of our independent directors, which include Siu Po Lee, Dr. Ching Wah Leung, and Wu Hok Lun.

General

Prior to the Share Exchange on January 23, 2007, we were a “blank check” shell company that was formed to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The officers and directors of our company prior to the Share Exchange are no longer employed by or affiliated with our company. Richard Rappaport and Anthony Pintsopolous, our President and Chief Financial Officer, respectively, during 2006 prior to Share Exchange, received no compensation or other perquisites for serving in such capacity.

Our Chief Executive Officer and Chairman of the Board, Kwong Kai Shun, determined the compensation for our current executive officers that was earned and paid in fiscal 2007, during which Mr. Kwong was our only executive officer. On January 1, 2007, Kwong Kai Shun began receiving compensation under a plan pursuant to which he received a monthly base salary of $20,000 and actual housing and insurance expenses, which we expected to be approximately $3,000 and $1,000 per month, respectively. For the year ended December 31, 2007, Mr. Kwong earned $240,000 in base salary and $12,691 for housing expenses. Mr. Kwong also received an annual bonus equivalent to three months salary, equal to $60,000. The annual bonus was subject to a minimum company achievement of $2,000,000 annual profit before tax. The bonus for 2007 was paid after the 2007 fiscal year performance was determined and evaluated. The bonus of Kwong Kai Shun is solely (100%) based on the achievement of annual profit before tax as we believe this performance indicator is best to reflect his overall responsibility and contribution to the company for the relevant period. In addition, we intend to adopt an equity incentive plan in 2008, subject to shareholder approval, after which we intend to grant 200,000 stock options to Mr. Kwong. The specific terms of the options will be determined by the independent members of the Board of Directors of our company.

In addition, we recorded a charge of $2,433,650 in 2007 for a performance-based compensatory stock arrangement with Mr. Kwong. In connection with our January 2007 Private Placement, Mr. Kwong entered into an agreement (the “Escrow Agreement”) with the investors pursuant to which he agreed to place 2,326,000 shares of his common stock in escrow for possible distribution to the investors (the “Escrow Shares”). Pursuant to the Escrow Agreement, if our net income for 2006 or 2007, subject to specified adjustments, as set forth in our filings with the SEC was less than $6.3 million or $7.7 million, respectively, a portion, if not all, of the Escrow Shares were to be transferred to the investors based upon our actual net income, if any, for such fiscal years. We have accounted for the Escrow Shares as the equivalent of a performance-based compensatory stock plan between Mr. Kwong and us. Accordingly, during the year ended December 31, 2007, we recorded $2,433,650 as a charge to operations to recognize the grant date fair value of stock-based compensation in conjunction with the Escrow Agreement.

In comparison to 2007, Mr. Kwong was paid a salary of $61,538 and automobile, housing and medical personal benefits allowance in the amount of $12,312 for the year ended December 31, 2006. Mr. Kwong did not receive a cash bonus in 2006. The increase in compensation during 2007 as compared to 2006 was primarily due to the increased level of responsibilities that were assumed by the executive in becoming a publicly-listed company. The compensation for Mr. Kwong was set and approved by the Board of Directors.

Compensation for our executive officers is determined with the goal of attracting and retaining high quality executive officers and encouraging them to work as effectively as possible on our behalf. Key areas of corporate performance taken into account in setting compensation policies and decisions are growth of sales, cost control, profitability, and innovation. The key factors may vary depending on which area of business a particular executive officer’s work is focused on. Compensation is designed to reward executive officers for successfully meeting their individual functional objectives and for their contributions to our overall development. For these reasons, the elements of compensation of our executive officers are salary, housing and bonus. The salary and housing components of compensation are paid and rewarded to cover an appropriate level of living expenses for the executive officers and the bonus is paid to reward the executive officer for individual and company achievement. With respect to the amount of a bonus, we determine company achievement based on performance factors and results of operations such as revenues generated, cost of revenues, net income, and whether we obtain significant contracts. We determine achievement level of an executive based on performance factors such as contribution to the achievement of the company.

The level and components of the compensation packages for our executive officers are primarily determined based upon previous compensation, comparisons with the compensation packages of certain public companies in the United States and Hong Kong. We review and evaluate the compensation packages of specialty timepiece manufacturers, distributors and retailers, in addition to other Chinese specialty companies engaged in the manufacture and distribution of consumer products.

As a result of these criteria, we have reviewed the following companies:

•
Hong Kong/Chinese timepiece and jewelry companies:  National Electronics Holdings Ltd. (SEHK:213), Hang Fung Gold Technology Limited (SSEHK:870), and Peace Mark Holdings Ltd. (SEHK:304), LJ International, Inc. (NasdaqNM: JADE), and Man Sang Holdings, Inc. (Amex: MHJ).

•
Hong Kong/Chinese companies listed in the United States:  China Architectural Engineering, Inc. (AMEX: RCH), Wonder Auto Technology, Inc. (NasdaqNM:WATG — manufacturer of automotive electrical parts in China), SORL Auto Parts, Inc. (NasdaqNM:SORL — manufacturer and distributor of commercial vehicle air brake valves and related components in China and internationally), and Orsus Xelent Technologies, Inc. (Amex:ORS — designer for retail and wholesale distribution of cellular phones).

Our Board of Directors focuses its evaluation and analysis on companies of similar market size and stage of growth, while taking into account our relative performance and our own strategic goals. We believe that the companies that we evaluate are comparable to us and provided valuable guidance to us in setting the appropriate levels and form of compensation for our executive officers.

We believe that the salary paid to our executive officer during 2007, 2006, and 2005 are indicative of the objectives of our compensation program and reflect the fair value of the services provided to our company. We set an executive’s base salary with the objective of attracting and retaining highly qualified individuals for the relevant position and rewarding individual performance. When setting and adjusting individual executive salary levels, we consider the relevant established salary range, the named executive officer’s responsibilities, experience, potential, individual performance and contribution. We also consider other factors such as our overall corporate budget for annual merit increases, unique skills, demand in the labor market and succession planning.

Currently, we have no specific plans to provide raises after becoming a company with securities publicly traded in the United States. Although no specific plans have yet been discussed, we may adopt such a plan to provide raises to our executive officers in the future. Adopting higher compensation in the future may be based on the increased amount of responsibilities to be assumed by each of the executive officers after we become a publicly listed company. We may also expand the scope of our compensation, such as the possibility of granting options to executive officers and tying compensation to predetermined performance goals.

Our board of directors does not currently have a compensation committee. We anticipate that our board of directors will establish a compensation committee in fiscal 2008 that will be comprised of non-employee members of our board of directors. Our current expectation is that the compensation committee of our board of directors will perform, at least annually, a strategic review of the compensation program for our executive officers to determine whether it provides adequate incentives and motivation to our executive officers and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives. Those companies may or may not be public companies or companies located in Hong Kong or China or even, in all cases, companies in a similar business. The companies that we review may include the comparable companies listed above, in addition other companies of a size, scope and magnitude similar to us at the time we conduct our annual review, which may include companies not currently listed or reporting. We believe that the companies that we evaluate are comparable to us and can provide valuable guidance to us in determining whether the levels and forms of compensation for our executive officers are adequate. For 2008, until such time as a formal compensation program and committee is established, the independent members of our board of directors will determine the bonus levels for 2008 after the completion of the fiscal year. After the compensation committee is formed, it will make such determinations.

Summary Compensation Table

The following table sets forth information concerning the compensation for the three fiscal years ended December 31, 2007, 2006, and 2005 of the principal executive officer, principal financial officer, in addition to our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the registrant at the end of the last fiscal year.

Name and Position	Year	Salary ($)	Bonus ($)		Option Awards ($)	Stock Awards ($)		All Other Compensation ($) (1)	Total ($)
Kwong Kai Shun (5)	2007	$240,000	$60,000	(2)	-	$2,433,650	(3)	$12,691	$2,746,341
Chief Executive Officer and Chairman of the Board	2006	$61,538	-		-	-		$12,312	$73,850
	2005	$62,000	-		-	-		$13,500	$75,500

Richard Rappaport (4)	2007	-	-		-	-		-	-
Former Chief Executive	2006	-	-		-	-		-	-
Officer and Former Director	2005	-	-		-	-		-	-

Anthony Pintsopoulos	2007	-	-		-	-		-	-
Former Chief Financial	2006	-	-		-	-		-	-
Officer and Former Director	2005	-	-		-	-		-	-

(1)	This relates to automobile, housing and medical personal benefits.

(2)
Mr. Kwong received an annual bonus equivalent to three months salary, equal to $60,000, after we obtained a minimum company achievement of $2,000,000 annual profit before tax for the year ended December 31, 2007.

(3)
In connection with our January 2007 Private Placement, Mr. Kwong entered into an agreement (the “Escrow Agreement”) with the investors pursuant to which he agreed to place 2,326,000 shares of his common stock in escrow for possible distribution to the investors (the “Escrow Shares”). Pursuant to the Escrow Agreement, if our net income for 2006 or 2007, subject to specified adjustments, as set forth in our filings with the SEC is less than $6.3 million or $7.7 million, respectively, a portion, if not all, of the Escrow Shares will be transferred to the investors based upon our actual net income, if any, for such fiscal years. We have accounted for the Escrow Shares as the equivalent of a performance-based compensatory stock plan between Mr. Kwong and us. Accordingly, during the year ended December 31, 2007, we recorded $2,433,650 as a charge to operations to recognize the grant date fair value of stock-based compensation in conjunction with the Escrow Agreement.

(4)	Messrs. Rappaport and Pintsopoulos resigned from all positions with the Company upon the close of the Share Exchange on January 23, 2007.

(5)	Mr. Kwong resigned as our Chief Financial Officer in April 2008.

Grants of Plan-Based Awards in 2007

There were no option grants in 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

There were no option exercises or options outstanding in 2007.

Option Exercises and Stock Vested in Fiscal 2007

There were no option exercises or stock vested in 2007.

Employment Agreements

On April 21, 2008, we entered into an employment agreement with King Wai Lin (the “Employment Agreement”) in connection with Mr. Lin’s employment as our Chief Financial Officer. The Employment Agreement is effective as of April 21, 2008 and continues in effect until terminated by us or Mr. Lin as provided in the Employment Agreement. Mr. Lin will receive a monthly base salary of HK$80,000, or approximately USD $10,264. Further, after a two-month probation period, Mr. Lin will be eligible for a discretionary annual bonus and to receive paid vacation and other benefits made available to our other employees, such as paid holidays and paid sick leave. During the two-month probation period, we may terminated the Employment Agreement with not less than one month’s written notice or payment of one months’ base salary in lieu thereof or by Mr. Lin with not less than one month’s written notice. After the probation period, we may terminate the Employment Agreement with not less than four month’s written notice or payment of four months’ base salary in lieu thereof or by Mr. Lin with not less than four month’s written notice. Upon termination of the Employment Agreement, Mr. Lin may not work for any of our suppliers or clients for a period of 12 months after his termination.

In addition, Mr. Lin executed a Confidentiality Employment Agreement effective as of April 21, 2008. Pursuant to the Confidentiality Employment Agreement, Mr. Lin may not, without prior approval, engage in the conduct of any business or have any financial interest in any other business which (i) competes or may compete with our business; (ii) could jeopardize our reputation; or (iii) interfere with Mr. Lin’s performance of his duties to us. Additionally, Mr. Lin may not, for a period of twelve months after the termination of his employment with us, engage in or be interested in, any business which is in direct competition with our business, subject to certain exceptions. Additionally, Mr. Lin may not for a period 12 months after the termination of his employment with us, within Hong Kong, or in any other country where we have transacted business, solicit or entice away our employees, customers or clients or employ or use the services of any of our employees or consultants.

Director Compensation

For the year ended December 31, 2007, our directors received compensation for his or her service as a director, as set forth in the table below.

2007 DIRECTOR COMPENSATION

Name (2)	Fees Earned or Paid in Cash ($)		Option Awards	All Other Compensation ($)	Total ($)

Kwong Kai Shun	-		-	-	-
Michael Mak	$210,000	(1)	-	-	$210,000

(1)
On January 1, 2007, Michael Mak began receiving compensation under a plan pursuant to which he receives monthly compensation with respect to salary, housing and insurance in the amounts of $15,000, $3,000 and $1,000, respectively. Mr. Mak did not claim any housing or insurance allowance for 2007. Mr. Mak will also receive an annual bonus equivalent to two months salary subject to a minimum company achievement of $2,000,000 annual profit before tax, which is the same company performance standard to which our CEO’s annual bonus is subject. The bonus for 2007 would be paid, if at all, only after the 2007 fiscal year performance has been evaluated, which we expect to occur on or around on March 31, 2008. Based on preliminary results of operations for 2007, Mr. Mak will achieve this bonus payment for 2007. The compensation for Mr. Mak was set and approved by the Board of Directors.

(2)
Siu Po Lee, Dr. Ching Wah Leung, and Wu Hok Lun were appointed to the Board of Directors in January 2008. The directors will be paid $10,000 annually for their services as a member of the Board of Directors

We have a policy to pay our non-employee directors $10,000 per year as cash consideration for serving on the Board of Directors. We further agree to reimburse all reasonable travel and other expenses incurred for attendance at a board or committee meeting, and we agree to pay the fees and documented reimbursements within a reasonable time and in accordance with our current payment practices. Directors will also eligible to participate in our 2008 Equity Incentive Plan. To date, we have not granted any options to Directors, but may do so in the future.

Indemnification of Directors and Executive Officers and Limitations of Liability

Under Section 145 of the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to our company and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law. Our bylaws further provide that our Board of Directors has discretion to indemnify our officers and other employees. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the bylaws or otherwise. We are not, however, required to advance any expenses in connection with any proceeding if a determination is reasonably and promptly made by our Board of Directors by a majority vote of a quorum of disinterested Board members that (i) the party seeking an advance acted in bad faith or deliberately breached his or her duty to us or our stockholders and (ii) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the applicable sections of our bylaws.

We have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than the our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We may enter into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. We have not entered into any indemnification agreements with our directors or officers, but may choose to do so in the future. Such indemnification agreements may require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors;

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions; or

•	obtain directors’ and officers’ insurance.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

REPORT OF INDEPENDENT DIRECTORS ON COMPENSATION

The independent members of the Board of Directors, as set forth below, have reviewed and discussed with management the Compensation Discussion and Analysis, or CD&A, contained in this Proxy Statement on Schedule 14A required by Item 402(b) of Regulation S−K. Based on this review and discussion, the independent members of the Board of Directors have recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K and this Proxy Statement on Schedule 14A.

Respectfully submitted,

Siu Po Lee
Dr. Ching Wah Leung
Wu Hok Lun.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date, based on 26,570,677 issued and outstanding shares of common stock and no options to purchase shares of common stock. We also have outstanding variable rate convertible Bonds that are convertible into 2,285,714 shares of our common stock issuable upon the conversion of the Bonds, subject to adjustment, based on an initial conversion price equal to $3.50 per share, the price at which shares were sold in our initial public offering on AMEX, and 600,000 shares of our common stock issuable upon the exercise of outstanding Bond Warrants, subject to adjustment, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Asia Time Corporation, Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong.

		Common Shares Beneficially Owned
Name of Beneficial Owner	Title	Number of Shares		Percentage of Shares
Officers and Directors
Kwong Kai Shun	Chief Executive Officer and Chairman of the Board	19,454,420		73.2%
King Wai Lin	Chief Financial Officer	–		–
Michael Mak	Director and Corporate Secretary	–		–
Siu Po Lee	Director	–		–
Dr. Ching Wah Leung	Director	–		–
Wu Hok Lun	Director	-		-
Officers and Directors as a group (total of 6 persons)		19,454,420		73.2%

5% stockholders:
Kam Yuen Suite 2911 Shell Tower Times Square 1 Matheson Street Causeway Bay, Hong Kong		1,550,388	(1)	5.8%
Debbie Schwartzberg 1900 Avenue of the Stars Suite 301 Los Angeles, CA 90067		1,332,795		5.0%
Richard Rappaport 1900 Avenue of the Stars Suite 301 Los Angeles, CA 90067		1,332,795		5.0%

(1)
Represents 775,194 shares of common stock held by Success Day International Limited and 775,194 shares of common stock held by Sino Sky Enterprise Limited. Mr. Kam Yuen may be deemed to be the beneficial owner of the shares as the majority shareholder of each of Success Day International Limited and Sino Sky Enterprise Limited. Mr. Kam Yuen disclaims beneficial ownership of the shares except to the extent of his pecuniary interest.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in our stock with the SEC. Based on a review of written representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2007, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the board of directors and applicable American Stock Exchange Rules and SEC standards. The Audit Committee represents and assists the board of directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of Asia Time’s financial statements, Asia Time’s compliance with legal and regulatory requirements, the qualifications and independence of Asia Time’s registered public accounting firm, Dominic K.F. Chan & Co., and the performance of Asia Time’s internal controls and of Dominic K.F. Chan & Co.

The Audit Committee has reviewed and discussed with Asia Time’s management, internal finance staff, internal auditors and Dominic K.F. Chan & Co., with and without management present, Asia Time’s audited financial statements for the fiscal year ended December 31, 2007 and management’s assessment of the effectiveness of Asia Time’s internal controls over financial reporting. The Audit Committee has also discussed with Dominic K.F. Chan & Co. the results of the independent auditors’ examinations and the judgments of Dominic K.F. Chan & Co. concerning the quality, as well as the acceptability, of Asia Time’s accounting principles and such other matters that Asia Time is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has received from Dominic K.F. Chan & Co. the written disclosures required by Independence Standards Board Standard No. 1, as amended, and has discussed with Dominic K.F. Chan & Co. their independence from Asia Time and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to Dominic K.F. Chan & Co. during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

Siu Po Lee
Dr. Ching Wah Leung
Wu Hok Lun

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Times Manufacture & E-Commerce Corporation Limited

Times Manufacture & E-Commerce Corporation Limited (“Times Manufacture”) is our wholly-owned subsidiary, which has interlocking executive and director positions with us.

January 2007 Share Exchange

On January 23, 2007, we completed the Share Exchange with Times Manufacture and Kwong Kai Shun, the former sole shareholder of Times Manufacture. At the close of the Share Exchange, Times Manufacture became our wholly-owned subsidiary and 100% of the issued and outstanding securities of Times Manufacture were exchanged for our securities. An aggregate of 19,454,420 shares of our common stock were issued to this shareholder. Further to the Share Exchange, Times Manufacture paid an aggregate of $350,000 to the shareholders of SRKP 9, Inc. As of the close of the Share Exchange and as of January 1, 2008, Mr. Kwong owned approximately 84.0% of our issued and outstanding stock. Moreover, concurrent with the closing of the Share Exchange, our board appointed Kwong Kai Shun as Chairman of the Board, Chief Executive Officer and Chief Financial Officer, as well as Michael Mak as a director. Kwong Kai Shun is Chief Executive Officer and director of Times Manufacture and has since resigned as our Chief Financial Officer.

WestPark Capital, Inc.

On January 23, 2007, concurrently with the close of the Share Exchange, we conducted an initial closing of a private placement transaction pursuant to which we sold an aggregate of 1,749,028 shares of Series A Convertible Preferred Stock at $1.29 per share. On February 9, 2007, we conducted a second and final closing of the private placement pursuant to which we sold 501,320 shares of Series A Convertible Preferred Stock at $1.29 per share. Accordingly, a total of 2,250,348 shares of Series A Convertible Preferred Stock were sold in the private placement for an aggregate of $2,902,946 (the “Private Placement”). WestPark Capital, Inc. (“WestPark”) acted as the placement agent for the Private Placement. Of the gross proceeds, $50,000 is represented by a subscription receivable from one investor. For its services as placement agent, WestPark received an aggregate fee of approximately $261,265, which consisted of a commission equal to 9.0% of the gross proceeds from the financing. WestPark is acting as the managing underwriter for our public offering that we intend to conduct. Upon the closing of the offering, we agreed to sell to WestPark Capital, Inc. warrants to purchase up to a number of shares of our common stock that will be determined. The warrants will be exercisable on their date of issuance at a per share exercise price equal to 120% of the public offering price, subject to standard anti-dilution adjustments for stock splits and similar transactions, and will expire five years. The holders of shares of common stock acquired upon exercise of the warrants have the right to include such shares in any future registration statements filed by us and to demand one registration for the shares. In addition, we have agreed to indemnify the underwriters against some liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that the underwriters may be required to make in respect thereof. We will pay WestPark a non-accountable expense allowance to be determined.

Some of the controlling shareholders, control persons of WestPark were also, prior to the completion of the Share Exchange, shareholders and/or control persons of our company, including Richard Rappaport, who is the Chief Executive Officer of WestPark and was the President and a significant shareholder of our company prior to the Share Exchange, Anthony C. Pintsopoulos, who is the Chief Financial Officer of WestPark and an officer, director and significant shareholder of our company prior to the Share Exchange and Kevin DePrimio and Jason Stern, each employees of WestPark and shareholders of our company prior to the Share Exchange. Each of Messrs. Rappaport and Pintsopoulos resigned from all of their executive and director positions with our company upon the closing of the Share Exchange. Affiliates of WestPark who own shares of our common stock have agreed to a lock-up whereby they shall not sell an aggregate of 1,528,933 shares of common stock held by them until that date which is nine months from the day that our common stock begins to be traded on either the New York Stock Exchange, American Stock Exchange, NASDAQ Global Market, NASDAQ Capital Market, the OTC Bulletin Board or the Pink Sheets.

We believe that the WestPark Capital arrangements are at fair market value and are on terms comparable to those that would have been reached in arm’s-length negotiations had the parties been unaffiliated at the time of the negotiations.

Agreement of Kwong Kai Shun

In connection with the Private Placement, Kwong Kai Shun, our Chairman of the Board, Chief Executive Officer and Chief Financial Officer, entered into an agreement with the investors in the Private Placement. Mr. Kwong agreed to place 2,326,000 shares of his common stock in escrow for possible distribution to the investors (the “Escrow Shares”). According to the agreement, if our annual net income for 2006 or 2007 (subject to specified adjustment) as set forth in its filings with the Securities and Exchange Commission is less than $6.3 million or $7.7 million, respectively, a portion, if not all, of the Escrow Shares will be transferred to the investors based upon our actual net income for such fiscal years. According to the agreement, the number of shares Mr. Kwong would distribute to shareholders would be determined by a formula based on the number of common stock held by the investors multiplied by the shortfall in a valuation agreed upon by the parties. We met our net income threshold of $6.3 million for 2006 and $7.7 for 2007, and the investors did not receive shares from Mr. Kwong. If we did not meet any of these thresholds, the number of shares that would have been distributed would have been determined by the following formula.

A = N × S

A	means the number of additional shares of common stock to be transferred by Mr. Kwong to the investors.

N	means the number of stock held by the investors.

S	means the shortfall in agreed valuation per share of Common Stock calculated as follows: $1.29 - ((actual amount of net income for 2007 × 4) / 25,482,210).

For illustration purposes, if our net income for fiscal 2007 was $7.0 million, as opposed to $7.7 million, then Mr. Kwong would be required to transfer approximately 430,254 shares of common stock to the investors under the agreement. In no circumstances will the shares distributed by Mr. Kwong exceed 2,326,000 shares. Each shareholder would have received a pro rata amount of shares based on the number of the shares that they held at the time of any distribution per the agreement.

We have accounted for the Escrow Shares as the equivalent of a performance-based compensatory stock plan between Mr. Kwong and us. Accordingly, during the nine months ended September 30, 2007, we recorded a charge to operations of $1,852,494 to recognize the grant date fair value of stock-based compensation in conjunction with the Escrow Shares, and during the three months ended December 31, 2007, we recognized a final charge to operations of $581,156 with respect to the shares.

In addition, Mr. Kwong has agreed to purchase all shares of Series A Preferred Stock then held by such investors at a per-share purchase price of $1.29 if our common stock shall fail to be listed or quoted for trading on the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the New York Stock Exchange on or before an agreed upon date. The date for listing was originally set by the parties at June 30, 2007 and was subsequently extended to March 31, 2008. Mr. Kwong and the investors also executed an amendment to the agreement to revise the agreement to provide that our 2007 net income will be determined in accordance with US GAAP except that following will be added back to our US GAAP net income for purposes of calculating our 2007 net income under the agreement: (i) any and all non-cash charges and expenses related to the Bonds and Bond Warrants that we issued in November 2007, and (ii) any and all charges and expenses related to our Private Placement of the Series A Convertible Preferred Stock in January 2007 and the reverse takeover that occurred in January 2007.

We believe that arrangement with Kwong Kai Shun is at fair market value and are on terms comparable to those that would have been reached in arm’s-length negotiations had the parties been unaffiliated at the time of the negotiations.

Policy for Approval of Related Party Transactions

Our policy is to have our Audit Committee review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, or adherence to standards of business conduct as required by our policies.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 30, 2009. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to Asia Time Corporation, Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong, Attention: Michael Mak, Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Asia Time Corporation, Room 1601-1604, 16/F., CRE Centre, 889 Cheung Sha Wan Road, Kowloon, Hong Kong, by telephone at (852)-23100101 specifying whether the communication is directed to the entire board or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a Committee.

OTHER BUSINESS

The board of directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

APPENDIX

A-1 Asia Time Corporation 2008 Equity Incentive Plan
A-2 Form of Notice of Grant of Stock Option
A-3 Form of Stock Option Agreement (including Addendum)
A-4 Form of Stock Issuance Agreement (including Addendum)
A-5 Form of Stock Purchase Agreement (including Addendum)

FOR THE BOARD OF DIRECTORS

Chief Executive Officer and Chairman of the
Board

Dated: September 3, 2008
Kowloon, Hong Kong

APPENDIX A-1

ASIA TIME CORPORATION

2008 EQUITY INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This 2008 Equity Incentive Plan is intended to promote the interests of ASIA TIME CORPORATION, a Delaware corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into two (2) separate equity programs:

(i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Appendix A-1-1

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(i) Employees,

(ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares.

Appendix A-1-2

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, proportionate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, including the number of shares by which the maximum number of shares may be increased annually, and the per individual limitations on the number of shares of Common Stock that may be issued and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

(i) The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

Appendix A-1-3

(ii) Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii) to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of thirty (30) days following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

Appendix A-1-4

(ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a six (6)-month period following the date of the Optionee’s death to exercise such option.

(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

Appendix A-1-5

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E. Exercisability and Unvested Shares. Options shall be exercisable at such time or times and subject to such waiting periods, exercise dates, restrictions on exercise and other terms and conditions as shall be determined by the Plan Administrator at or after the time of grant. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. A Participant shall vest separately in each Option granted hereunder in accordance with a schedule determined by the Plan Administrator, in its sole discretion. The Plan Administrator may provide, in its discretion, that any option shall be exercisable only in installments, and the Plan Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Plan Administrator may determine in its sole discretion. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to the right of repurchase which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

F. Individual Limit. In any calendar year, no Participant may receive options that relate to more than Two Million (2,000,000) shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Corporation’s capitalization as described in Section V.C. of Article I. If an option is cancelled in the same calendar year in which it was granted (other than in connection with a Change of Control) the cancelled option will be counted against the limit set forth in this subsection F. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option. This subsection F applies only with respect to option grants that are made at the end of the transition period prescribed by the regulations under Code Section 162(m).

Appendix A-1-6

G. Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. If permitted by applicable law and if the Agreement so provides, a Non-Statutory Option may be transferred by an Optionee to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Plan, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

Appendix A-1-7

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.	CHANGE IN CONTROL

A. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the acceleration of options is not subject to other limitations imposed by the Plan Administrator at the time of the option grant or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that some or all of the options outstanding under the Plan at the time of a Change in Control shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock; or

(ii) provide that some or all of the outstanding options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or at the time of the Change of Control without any payment to the holder of the option, provided the Plan Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding options before such date to the extent then exercisable; or

(iii) provide that some or all of the options will be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction in effect; or

(iv) provide that at or immediately following the consummation of the Change in Control, some or all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction; or

Appendix A-1-8

(v) provide that some or all outstanding options are to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the unvested option shares at the time of the Change in Control and provides for subsequent payout of that spread in accordance with the same vesting schedule applicable to those unvested option shares; or

(vi) provide that before or at the time of the Change of Control some or all outstanding options previously granted under the Plan shall terminate, whether or not then exercisable, in consideration of payment to the holder of the option, with respect to each share of Common Stock for which the option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the option over the exercise price of such option; or

(vii) provide that upon the occurrence of a Change in Control, some or all outstanding options previously granted under the Plan shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of outstanding repurchase rights are not subject to other limitations imposed by the Plan Administrator at the time the repurchase right is issued or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that some or all outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control; or

(ii) provide that some or all of the shares of Common Stock subject to outstanding repurchase rights shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control); or

(iii) provide that some or all repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv) provide that some or all unvested shares will be repurchased before or on the Control Change Date pursuant to the Corporation’s right of repurchase; or

Appendix A-1-9

(v) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

C. If applicable, each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control, whether or not those options are to be assumed in the Change in Control or otherwise continued in effect.

E. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which the option is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

F. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

Appendix A-1-10

G. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A. Purchase Price.

1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred percent (100%) of such Fair Market Value.

2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

Appendix A-1-11

B. Vesting Provisions.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of the shares at the time of Participant’s cessation of service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares by the applicable clause (i) or (ii) amount.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

Appendix A-1-12

II.	CHANGE IN CONTROL

A. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of repurchase rights is not subject to other limitations imposed by the Plan Administrator at the time of issuance of the repurchase right or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that upon the occurrence of a Change in Control, some or all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full; or

(ii) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control; or

(iii) provide that those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv) provide that some or all shares subject to the Corporation’s right of repurchase will be repurchased before or at the time of the Change of Control; or

(v) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect.

Appendix A-1-13

III.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

To the extent permitted by applicable law, the Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse promissory note payable in one or more installments which bears interest at a market rate and is secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when approved by the Corporation’s stockholders. The Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

III.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Appendix A-1-14

B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.	WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VI.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII.	NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

Appendix A-1-15

VIII.	FINANCIAL REPORTS

If required by applicable law, the Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

IX.	COMPLIANCE WITH SECTION 409A OF THE CODE

The Corporation intends that any option granted under the Plan not be considered to provide for the deferral of compensation under Code Section 409A and that any other stock issuance that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed. Further, the Corporation may modify the Plan and any option grant or stock issuance to the extent necessary to fulfill this intent. Consistent with the intent of this Section IX, in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Plan Administrator, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan.

Appendix A-1-16

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan. To the extent that the Plan Administrator determines it is necessary to qualify stock options and/or stock issuances under Section 162(m) of the Code, the Plan will be administered in accordance with the requirements of Section 162(m) of the Code, and, to the extent that the Plan Administrator determines it is desirable to qualify transactions as exempt under Rule 16b-3 of the 1934 Act, transactions will be structured to satisfy the requirements of Rule 16b-3 under the 1934 Act.

E. Common Stock shall mean the Corporation’s common stock.

Appendix A-1-17

F. Corporation shall mean ASIA TIME CORPORATION, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of ASIA TIME CORPORATION which shall by appropriate action adopt the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Appendix A-1-18

K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Appendix A-1-19

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the Corporation’s 2008 Equity Incentive Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

X. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Y. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Z. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

AA. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

Appendix A-1-20

APPENDIX A-2

ASIA TIME CORPORATION

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of ASIA TIME CORPORATION (the “Corporation”):

Optionee: ____________________________________________________________________________

Grant Date: __________________________________________________________________________

Vesting Commencement Date: ____________________________________________________________

Exercise Price: $_________________________ per share

Number of Option Shares: _________________ shares of Common Stock

Expiration Date: _______________________________________________________________________

Type of Option:	☐ Incentive Stock Option

☐  Non-Statutory Stock Option

Date Exercisable:

Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the lower of (i) the exercise price paid per share or (ii) Fair Market Value per share at the time of Optionee’s cessation of Service. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to, (i) ______________ percent (___%) of the Option Shares upon Optionee’s completion of one (__) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of _______ (___) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the ________ (___)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the ASIA TIME CORPORATION 2008 Equity Incentive Plan (the “Plan”). Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit A. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit B.

[Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit C.]

REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ________________, _______

ASIA TIME CORPORATION

By:

Title:

, OPTIONEE

Attachments:
Exhibit A - 2008 Equity Incentive Plan
Exhibit B - Stock Option Agreement
[Exhibit C - Stock Purchase Agreement]

APPENDIX A-3

ASIA TIME CORPORATION

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of [__] years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Agreement, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of thirty (30) days (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the six (6)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Appendix A-3-2

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

6. Change of Control Assumption.

(a) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

Appendix A-3-3

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a [Purchase Agreement/Exercise Notice] for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

Appendix A-3-4

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

10. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Appendix A-3-5

13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

Note: If the Optionee is a consultant, then the promissory note delivered in payment of the Exercise Price must be secured by collateral other than the purchased Option Shares.

14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than thirty (30) days after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than six (6) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

Appendix A-3-6

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 17(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

Appendix A-3-7

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean ASIA TIME CORPORATION, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of ASIA TIME CORPORATION which shall by appropriate action assume this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Appendix A-3-A-1

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Appendix A-3-A-2

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option Shares shall mean the number of shares of Common Stock subject to the option.

T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Plan shall mean the Corporation’s 2008 Equity Incentive Plan.

W. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

X. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit C to the Grant Notice.

Y. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Appendix A-3-A-3

Z. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

AA. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

BB. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

Appendix A-3-A-4

ADDENDUM
TO
STOCK OPTION AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Option Agreement (the “Option Agreement”) by and between ASIA TIME CORPORATION (the “Corporation”) and ________________________ (“Optionee”) evidencing the stock option (the “Option”) granted on this date to Optionee under the terms of the Corporation’s 2008 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Option Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

A. If the Option is to be assumed by the successor corporation (or the parent thereof) in connection with a Change in Control or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction, then none of the Option Shares shall vest on an accelerated basis upon the occurrence of that Change in Control, and Optionee shall accordingly continue, over his or her period of Service following the Change in Control, to vest in the Option Shares in one or more installments in accordance with the provisions of the Option Agreement. However, upon an Involuntary Termination of Optionee’s Service within _________ (__) months following such Change in Control, all the Option Shares at the time subject to the Option shall automatically vest in full on an accelerated basis so that the Option shall immediately become exercisable for all the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Option shall remain so exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Involuntary Termination.

B. For purposes of this Addendum, an Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

(a) Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

(b) Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee’s duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Appendix A-3-1

C. The provisions of Paragraph 1 of this Addendum shall govern the period for which the Option is to remain exercisable following the Involuntary Termination of Optionee’s Service within _____ (__) months after the Change in Control and shall supersede any provisions to the contrary in Paragraph 5 of the Option Agreement.

IN WITNESS WHEREOF, ASIA TIME CORPORATION has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

ASIA TIME CORPORATION

By:

Title:

EFFECTIVE DATE: ________________, _______

Appendix A-3-2

APPENDIX A-4

ASIA TIME CORPORATION

STOCK ISSUANCE AGREEMENT

AGREEMENT made as of this ____ day of ______________________, _____ by and between ASIA TIME CORPORATION, a Delaware corporation, and _____________________, Participant in the Corporation’s 2008 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A. PURCHASE OF SHARES

1. Purchase. Participant hereby purchases ___________________ shares of Common Stock (the “Purchased Shares”) pursuant to the provisions of the Stock Issuance Program at the purchase price of $_____________ per share (the “Purchase Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or cash equivalent and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights equal to those of other holders of the Company’s Common Stock) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B. SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Disposition of Purchased Shares. Participant shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

Appendix A-4-2

C. TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right, to the same extent such shares would be so subject if retained by Participant.

D. REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the provisions of the Vesting Schedule set forth in Paragraph D.3 or the special vesting acceleration provisions of Paragraph D.5 (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

4. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

Appendix A-4-3

5. Change in Control.

(a) To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Participant vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E. SPECIAL TAX ELECTION

1. Section 83(b) Election. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

Appendix A-4-4

F. GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G. MISCELLANEOUS PROVISIONS

1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict-of-laws rules.

2. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

Appendix A-4-5

3. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

ASIA TIME CORPORATION

By:

Title:

Address:

, PARTICIPANT

Address:

Appendix A-4-6

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation’s granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Participant is not vested at the time of his or her cessation of Service.

PARTICIPANT’S SPOUSE

Address:

Appendix A-4

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ________________ hereby sell(s), assign(s) and transfer(s) unto ASIA TIME CORPORATION (the “Corporation”), ______________ (_____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. _______________ herewith and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

Appendix A-4

EXHIBIT II

SECTION 83(b) TAX ELECTION

Appendix A-4

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is ______________ shares of the common stock of ASIA TIME CORPORATION

(3)	The property was issued on __________________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the lower of the purchase price paid per share, or the fair market value per share if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right or the fair market value will lapse in a series of annual and monthly installments over a [four (4)-year] period ending on ________________, 20___.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____ per share.

(7)	The amount paid for such property is $ _______ per share.

(8)	A copy of this statement was furnished to ASIA TIME CORPORATION for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _______________, _____.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

Appendix A-4

EXHIBIT III

2008 EQUITY INCENTIVE PLAN

Appendix A-4

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Issuance Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean ASIA TIME CORPORATION, a California corporation, and any successor corporation to all or substantially all of the assets or voting stock of ASIA TIME CORPORATION which shall by appropriate action adopt the Plan.

Appendix A-4-A-1

G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. 1933 Act shall mean the Securities Act of 1933, as amended.

I. Owner shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

J. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

K. Participant shall mean the person to whom shares are issued under the Stock Issuance Program.

L. Permitted Transfer shall mean (i) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death, (ii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares, or (iii) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

Appendix A-4-A-2

M. Plan shall mean the Corporation’s 2008 Equity Incentive Plan attached hereto as Exhibit III.

N. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

O. Purchase Price shall have the meaning assigned to such term in Paragraph A.1.

P. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

Q. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

R. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

S. Repurchase Price shall mean shall mean the Fair Market Value per share of Common Stock on the date of Participant’s cessation of Service.

T. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

Appendix A-4-A-3

U. SEC shall mean the Securities and Exchange Commission.

V. Service shall mean the Participant’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

W. Stock Issuance Program shall mean the Stock Issuance Program under the Plan.

X. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

Y. Vesting Schedule shall mean the vesting schedule specified in Paragraph D.3 pursuant to which Participant is to vest in the Purchased Shares in a series of installments over the Participant’s period of Service.

Z. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

Appendix A-4-A-4

ADDENDUM
TO
STOCK ISSUANCE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Issuance Agreement (the “Issuance Agreement”) by and between ASIA TIME CORPORATION (the “Corporation”) and _________________ (“Participant”) evidencing the shares of Common Stock purchased on this date by Participant under the Corporation’s 2008 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Issuance Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

TO THE EXTENT THE REPURCHASE RIGHT IS ASSIGNED TO THE SUCCESSOR CORPORATION (OR PARENT THEREOF) IN CONNECTION WITH A CHANGE IN CONTROL OR IS OTHERWISE TO CONTINUE IN FULL FORCE AND EFFECT PURSUANT TO THE TERMS OF THE CHANGE IN CONTROL TRANSACTION, NO ACCELERATED VESTING OF THE PURCHASED SHARES SHALL OCCUR UPON THAT CHANGE IN CONTROL, AND THE REPURCHASE RIGHT SHALL CONTINUE TO REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THE PROVISIONS OF THE ISSUANCE AGREEMENT. PARTICIPANT SHALL, OVER HIS OR HER PERIOD OF SERVICE FOLLOWING SUCH CHANGE IN CONTROL, CONTINUE TO VEST IN THE PURCHASED SHARES IN ONE OR MORE INSTALLMENTS IN ACCORDANCE WITH THE PROVISIONS OF THE ISSUANCE AGREEMENT. HOWEVER, UPON AN INVOLUNTARY TERMINATION OF PARTICIPANT’S SERVICE WITHIN _________ (__) MONTHS FOLLOWING SUCH CHANGE IN CONTROL, THE REPURCHASE RIGHT SHALL TERMINATE AUTOMATICALLY, AND ALL THE PURCHASED SHARES SHALL IMMEDIATELY VEST IN FULL AT THAT TIME. ANY UNVESTED ESCROW ACCOUNT MAINTAINED ON PARTICIPANT’S BEHALF PURSUANT TO PARAGRAPH D.5 OF THE ISSUANCE AGREEMENT SHALL ALSO VEST AT THE TIME OF SUCH INVOLUNTARY TERMINATION AND SHALL BE PAID TO PARTICIPANT PROMPTLY THEREAFTER.

FOR PURPOSES OF THIS ADDENDUM, THE FOLLOWING DEFINITIONS SHALL BE IN EFFECT:

An Involuntary Termination shall mean the termination of Participant’s Service by reason of:

Participant’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

Appendix A-4-1

Participant’s voluntary resignation following (1) a change in his or her position with the Corporation (or Parent or Subsidiary employing Participant) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (2) a reduction in Participant’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (3) a relocation of Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Participant’s consent.

Appendix A-4-2

Misconduct shall include the termination of Participant’s Service by reason of Participant’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, ASIA TIME CORPORATION has caused this Addendum to be executed by its duly-authorized officer as of the Effective Date specified below.

ASIA TIME CORPORATION

By:

Title:

EFFECTIVE DATE: _______________________, ________

Appendix A-4-3

APPENDIX A-5

ASIA TIME CORPORATION

STOCK PURCHASE AGREEMENT

AGREEMENT made this _____ day of ___________________, _____ by and between ASIA TIME CORPORATION, a Delaware corporation, and _____________________, Optionee under the Corporation’s 2008 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.	EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases _______ shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on ____________________, _______ (the “Grant Date”) to purchase up to _______________ shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $___________ per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights equal to those of other holders of the Company’s Common Stock) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.	SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, the Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legend(s):

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

Appendix A-5-2

C.	TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

D.	REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the ninety (90)-day period following the execution date of this Agreement, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule.

4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

Appendix A-5-3

5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

6. Change in Control. To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E.	SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

Appendix A-5-4

F.	GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated in the Grant Notice or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G.	MISCELLANEOUS PROVISIONS

1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

Appendix A-5-5

2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

ASIA TIME CORPORATION

By:

Title:

, OPTIONEE

Appendix A-5-6

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.

OPTIONEE’S SPOUSE

Address:

Appendix A-5

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ___________________ hereby sell(s), assign(s) and transfer(s) unto ASIA TIME CORPORATION (the “Corporation”), _______________ (_________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ____________________

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

Appendix A-5

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND
SECTION 83(b) TAX ELECTION

I. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

Appendix A-5- II-1

(iv) For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1  of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

(vi) The Code Section 83(b) election will be effective in limiting the Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1 Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

Appendix A-5- II-2

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is _____________ shares of the common stock of ASIA TIME CORPORATION

(3)	The property was issued on ______________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the fair market value per share, if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on ___________, 20__.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

(7)	The amount paid for such property is $___________ per share.

(8)	A copy of this statement was furnished to ASIA TIME CORPORATION for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _________________, ______.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

Appendix A-5-2

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean ASIA TIME CORPORATION, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of ASIA TIME CORPORATION which shall by appropriate action adopt the Plan.

Appendix A-5-A-1

G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. Grant Date shall have the meaning assigned to such term in Paragraph A.1.

I. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

J. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

K. 1933 Act shall mean the Securities Act of 1933, as amended.

L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

N. Option shall have the meaning assigned to such term in Paragraph A.1.

O. Option Agreement shall mean all agreements and other documents evidencing the Option.

Appendix A-5-A-2

P. Optionee shall mean the person to whom the Option is granted under the Plan.

Q. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Permitted Transfer shall mean (i) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death (ii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares or (iii) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

T. Plan shall mean the Corporation’s 2008 Equity Incentive Plan.

U. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

V. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph D.4.

W. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

X. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

Appendix A-5-A-3

Y. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

Z. Repurchase Price shall mean the lower of (i) the Exercise Price or (ii) the Fair Market Value per share of Common Stock on the date of Optionee’s cessation of Service.

AA. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

BB. SEC shall mean the Securities and Exchange Commission.

CC. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

DD. Target Shares shall have the meaning assigned to such term in Paragraph E.2.

EE. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

FF. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

GG. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

Appendix A-5-A-4

ADDENDUM
TO
STOCK PURCHASE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Purchase Agreement (the “Purchase Agreement”) by and between ASIA TIME CORPORATION (the “Corporation”) and _____________________________ (“Optionee”) evidencing the shares of Common Stock purchased on this date by Optionee under the Corporation’s 2008 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Purchase Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

To the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with a Change in Control or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, no accelerated vesting of the Purchased Shares shall occur upon that Change in Control, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Purchase Agreement. Optionee shall, over his or her period of Service following such Change in Control, continue to vest in the Purchased Shares in one or more installments in accordance with the provisions of the Purchase Agreement. However, upon an Involuntary Termination of Optionee’s Service within __________ (___) months following such Change in Control, the Repurchase Right shall terminate automatically, and all the Purchased Shares shall immediately vest in full at that time. Any unvested escrow account maintained on Optionee’s behalf pursuant to Paragraph D.6 of the Purchase Agreement shall also vest at the time of such Involuntary Termination and shall be paid to Optionee promptly thereafter.

For purposes of this Addendum, the following definitions shall be in effect:

An Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

Optionee’s voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Appendix A-5-1

Misconduct shall mean the termination of Optionee’s Service by reason of Optionee’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, ASIA TIME CORPORATION has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

ASIA TIME CORPORATION

By:

Title:

EFFECTIVE DATE: _____________, ______

2

ANNUAL MEETING OF STOCKHOLDERS OF

ASIA TIME CORPORATION

September 27, 2008, 10 a.m., Hong Kong local time

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)	NOMINEE:

		☐	☐	☐	☐	Kwong Kai Shun
					☐	Michael Mak
					☐	Siu Po Lee
					☐	Dr. Ching Wah Leung
					☐	Wu Hok Lun

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold, as shown here: ☒

2.	Approve the reappointment of Dominic K.F. Chan & Co., as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Approve the Asia Time Corporation 2008 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ASIA TIME CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Asia Time Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 3, 2008, and hereby appoints Michael Mak and Kwong Kai Shun, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Asia Time Corporation to be held on September 27, 2008, at 10 a.m., Hong Kong local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)